Stock Options	12 Months Ended
Dec. 31, 2013
Notes to Consolidated Financial Statements [Abstract]
Stock Options

17. Stock Options

In connection with its equity-settled stock option programs, the Company incurred compensation expense of $13,593, $26,476 and $29,071 for the years ending December 31, 2013, 2012, and 2011, respectively. There were no capitalized compensation costs in any of the three years presented. The Company also recorded a related deferred income tax of $3,828, $6,854 and $8,195 for the years ending December 31, 2013, 2012, and 2011, respectively.

Stock Options and other Share-Based Plans

At December 31, 2013, the Company has various stock-based compensation plans as follows:

Fresenius Medical Care AG & Co. KGaA Long Term Incentive Program 2011

On May 12, 2011, the Fresenius Medical Care AG & Co. KGaA Stock Option Plan 2011 (“2011 SOP”) was established by resolution of the Company's AGM. The 2011 SOP, together with the Phantom Stock Plan 2011, which was established by resolution of the General Partner's Management and Supervisory Boards, forms the Company's Long Term Incentive Program 2011 (“2011 Incentive Program”). Under the 2011 Incentive Program, participants may be granted awards, which will consist of a combination of stock options and phantom stock. Awards under the 2011 Incentive Program will be granted over a five year period and can be granted on the last Monday in July and/or the first Monday in December each year. Prior to the respective grants, participants will be able to choose how much of the granted value is granted in the form of stock options and phantom stock in a predefined range of 75:25 to 50:50, stock options vs. phantom stock. The number of phantom shares that plan participants may choose to receive instead of stock options within the aforementioned predefined range is determined on the basis of a fair value assessment pursuant to a binomial model. With respect to grants made in July, this fair value assessment will be conducted on the day following the Company's AGM and with respect to the grants made in December, on the first Monday in October. Awards under the 2011 Incentive Program are subject to a four-year vesting period. Vesting of the awards granted is subject to achievement of performance targets. The 2011 Incentive Program was established with a conditional capital increase up to €12,000 subject to the issue of up to twelve million non-par value bearer ordinary shares with a nominal value of €1.00, each of which can be exercised to obtain one ordinary share.

The Management Board, members of the management boards of the Company's affiliated companies and the managerial staff members of the Company and of certain affiliated companies are entitled to participate in the 2011 Incentive Program. With respect to participants who are members of the Management Board, the General Partner's Supervisory Board has sole authority to grant awards and exercise other decision making powers under the 2011 Incentive Program (including decisions regarding certain adjustments and forfeitures). The General Partner has such authority with respect to all other participants in the 2011 Incentive Program.

The exercise price of stock options granted under the 2011 Incentive Program shall be the average stock exchange price on the Frankfurt Stock Exchange of the Company's shares during the 30 calendar days immediately prior to each grant date. Stock options granted under the 2011 Incentive Program have an eight-year term and can be exercised only after a four-year vesting period. Stock options granted under the 2011 Incentive Program to U.S. participants are non-qualified stock options under the United States Internal Revenue Code of 1986, as amended. Options under the 2011 Incentive Program are not transferable by a participant or a participant's heirs, and may not be pledged, assigned, or disposed of otherwise.

Phantom stock awards under the 2011 Incentive Program entitle the holders to receive payment in Euro from the Company upon exercise of the phantom stock. The payment per phantom share in lieu of the issuance of such stock shall be based upon the share price on the Frankfurt Stock Exchange of one of the Company's shares on the exercise date. Phantom stock awards have a five-year term and can be exercised only after a four-year vesting period, beginning with the grant date, however a shorter period may apply for certain exceptions. For participants who are U.S. tax payers, the phantom stock is deemed to be exercised in any event in the month of March following the end of the vesting period.

During 2013, under the 2011 Incentive Program, the Company awarded 2,141,076 stock options, including 328,680 stock options granted to the Management Board, at an average exercise price of $68.61 (€49.75), an average fair value of $11.88 each and a total fair value of $25,431 which will be amortized over the four-year vesting period. The Company also awarded 186,392 shares of phantom stock, including 25,006 shares of phantom stock granted to members of the Management Board at a measurement date average fair value of $66.50 (€48.22) each and a total fair value of $12,395, which will be revalued if the fair value changes, and amortized over the four-year vesting period.

During 2012, the Company awarded 2,166,035 stock options under the 2011 Incentive Program, including 310,005 stock options granted to the Management Board at an average exercise price of $75.41 (€57.15), an average fair value of $15.48 each and a total fair value of $33,538, which will be amortized over the four-year vesting period. The Company awarded 178,729 phantom shares, including 23,407 phantom shares granted to the Management Board at a measurement date average fair value of $64.58 (€48.95) each and a total fair value of $11,543 which will be revalued if the fair value changes, and amortized over the four year vesting period.

Incentive plan

In 2013, the Management Board was eligible for performance–related compensation that depended upon achievement of targets. The targets are measured by reference to operating income margin, net income growth and free cash flow (net cash provided by operating activities after capital expenditures before acquisitions and investments) in percentage of revenue, and are derived from the comparison of targeted and actually achieved current year figures. Targets are divided into Group level targets and those to be achieved in individual regions and areas of responsibility.

Performance-related bonuses for fiscal year 2013 will consist proportionately of a cash component and a share-based component which will be paid in cash. Upon meeting the annual targets, the cash component will be paid after the end of 2013. The share-based component is subject to a three- or four-year vesting period, although a shorter period may apply in special cases. The amount of cash for the payment relating to the share-based component shall be based on the closing share price of Fresenius Medical Care AG & Co. KGaA ordinary shares upon exercise. The amount of the achievable bonus for each of the members of the Management Board is capped.

Share-based compensation incurred under this plan for years 2013, 2012 and 2011 was $1,110, $2,751 and $2,306, respectively.

Fresenius Medical Care AG & Co. KGaA Stock Option Plan 2006

The Fresenius Medical Care AG & Co. KGaA Stock Option Plan 2006 (“Amended 2006 Plan”) was established with a conditional capital increase up to €12,800, subject to the issue of up to five million non-par value bearer ordinary shares with a nominal value of €1.00, each of which can be exercised to obtain one ordinary share. In connection with the share split affected in 2007, the principal amount was adjusted to the same proportion as the share capital out of the capital increase up to €15,000 by the issue of up to 15 million new non-par value bearer ordinary shares. After December 2010, no further grants were issued under the Amended 2006 Plan. Options granted under this plan are exercisable through December 2017.

Options granted under the Amended 2006 Plan to US participants are non-qualified stock options under the United States Internal Revenue Code of 1986, as amended. Options under the Amended 2006 Plan are not transferable by a participant or a participant's heirs, and may not be pledged, assigned, or otherwise disposed of.

Fresenius Medical Care 2001 International Stock Option Plan

Under the Fresenius Medical Care 2001 International Stock Incentive Plan (the “2001 Plan”), options in the form of convertible bonds with a principal of up to €10,240 were issued to the Management Board and other employees of the Company representing grants for up to 4 million non-voting preference shares. The convertible bonds originally had a par value of €2.56 and bear interest at a rate of 5.5%. In connection with the share split affected in 2007, the principal amount was adjusted in the same proportion as the share capital out of the capital increase and the par value of the convertible bonds was adjusted to €0.85 without affecting the interest rate.

Based on the resolution of the Annual General Meeting and the separate Meeting of the Preference Shareholders on May 16, 2013 regarding the conversion of all preference shares into ordinary shares, the 2001 Plan was amended accordingly. The partial amount of the capital increase which was formerly referred to as the issuance of bearer preference shares will now be referred exclusively to the issuance of bearer ordinary shares.

Effective May 2006, no further grants can be issued under the 2001 Plan and no options were granted under this plan after 2005. The outstanding options will expire before 2016.

Additional stock option plans information

At December 31, 2013, the Management Board held 1,993,305 stock options and employees of the Company held 8,797,450 stock options under the various stock-based compensation plans of the Company. No stock options for preference shares were outstanding, due to the preference share conversion during the second quarter of 2013.

At December 31, 2013, the Management Board held 77,886 phantom shares and employees of the Company held 474,901 phantom shares under the 2011 Incentive Plan.

The table below provides reconciliations for stock options outstanding at December 31, 2013, as compared to December 31, 2012.

		Weighted	Weighted
		average	average
	Options	exercise	exercise
	(in thousands)	price	price
Stock options for ordinary shares		€	$
Balance at December 31, 2012	11,147	42.66	58.83
Granted	2,141	49.75	68.61
Exercised	2,280	33.76	46.56
Converted from preference shares	32	18.86	26.01
Forfeited	249	44.75	61.71
Balance at December 31, 2013	10,791	45.83	63.20

Stock options for preference shares
Balance at December 31, 2012	38	19.26	26.56
Exercised	2	18.35	25.31
Forfeited	4	23.56	32.49
Converted into ordinary shares	32	18.86	26.01
Balance at December 31, 2013	0	0.00	0.00

The following table provides a summary of fully vested options outstanding and exercisable at December 31, 2013:

Fully Vested Outstanding and Exercisable Options
Weighted
		average	Weighted	Weighted
	Number	remaining	average	average	Aggregate	Aggregate
	of	contractual	exercise	exercise	intrinsic	intrinsic
	Options	life in years	price	price	value	value
	(in thousands)		€	US$	€	US$

Options for ordinary shares	4,711	2.51	36.41	50.21	72,198	99,568

At December 31, 2013, there was $48,355 of total unrecognized compensation costs related to non-vested options granted under all plans. These costs are expected to be recognized over a weighted-average period of 2.00 years.

During the years ended December 31, 2013, 2012, and 2011, the Company received cash of $102,418, $100,118 and $81,883, respectively, from the exercise of stock options (see Note 14). The intrinsic value of convertible bonds and stock options exercised for the twelve-month periods ending December 31, 2013, 2012, and 2011 was $52,203, $83,690 and $50,687, respectively. The Company recorded a related tax benefit of $8,882, $21,008 and $13,010 for the years ending December 31, 2013, 2012, and 2011, respectively.

In connection with cash-settled share based payment transactions under the 2011 Incentive Program the Company recognized expense of $3,559, $5,144 and $1,859 for the years ending December 31, 2013, 2012 and 2011, respectively.

Fair Value Information

The Company used a binomial option-pricing model in determining the fair value of the awards under the 2011 SOP and the Amended 2006 Plan. Option valuation models require the input of subjective assumptions including expected stock price volatility. The Company's assumptions are based upon its past experiences, market trends and the experiences of other entities of the same size and in similar industries. Expected volatility is based on historical volatility of the Company's shares. To incorporate the effects of expected early exercise in the model, an early exercise of vested options was assumed as soon as the share price exceeds 155% of the exercise price. The Company's stock options have characteristics that vary significantly from traded options and changes in subjective assumptions can materially affect the fair value of the option. The assumptions used to determine the fair value of the 2013 and 2012 grants are as follows:

	2013	2012

Expected dividend yield	2.02%	1.61%
Risk-free interest rate	1.33%	1.09%
Expected volatility	22.44%	22.20%
Expected life of options	8 years	8 years
Weighted average exercise price (in €)	49.75	57.15
Weighted average exercise price (in US-$)	68.61	75.41